SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549




                                  FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



                              OCTOBER 7, 1999
              Date of Report (Date of Earliest Event Reported)


                      SOUTHERN PERU COPPER CORPORATION
           (Exact name of Registrant as specified in its charter)


      DELAWARE                      1-140066              13-3849074
 (State or Other Jurisdiction   (Commission File       (IRS Employer
 of Incorporation or            Number)                Identification No.)
 Organization)


 180 MAIDEN LANE, NEW YORK, NEW YORK                      10038
 (Address of Principal Executive Office)                (Zip Code)



                               (212) 510-2000
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
       (Former Name or Former Address, if Changed Since Last Report)


 ITEM 5.  OTHER EVENTS.

      On October 7, 1999, Southern Peru Copper Corporation in which ASARCO Incorporated is a 54.3% shareholder issued a press release relating to new mineralization at its Toquepala mine, a copy of which is attached hereto as
 Exhibit 99.1 and incorporated herein by reference.

 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

           (c)  Exhibits

                99.1 Press Release of Southern Peru Copper Corporation,
                     dated October 7, 1999.


                                 SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          SOUTHERN PERU COPPER CORPORATION



                          By:  /s/ Kevin Morano
                               _________________________
                               Name: Kevin Morano
                               Title: Vice President


 Date:  October 7, 1999

                               EXHIBIT INDEX


 EXHIBIT NO.                   DESCRIPTION                        PAGE NO.

 99.1                     Press Release of Southern Peru Copper
                          Corporation, dated October 7, 1999.